Exhibit 10.20

UNCONDITIONAL AND CONTINUING GUARANTY

WHEREAS, the undersigned Anil K. Jain (the "Guarantor") seeks to induce APA Enterprises, a Minnesota corporation ("APA"), to extend or continue to extend credit to Photonics International, Inc., a Minnesota corporation (the "Borrower") by acceptance of Borrower's promissory note of even date herewith (the "Note") in payment of the purchase price under that certain Stock Purchase Agreement of even date herewith whereby Borrower will acquire all of APA's interest in APA Optronics (India) Private Limited;

WHEREAS, the execution and delivery by Guarantor of this Guaranty is a condition precedent to acceptance of the Note by APA; and

WHEREAS, Guarantor will derive substantial benefits from the credit extended or continued to and/or obligations purchased or acquired of Borrower;

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, Guarantor hereby represents and agrees as follows:

1. Guaranty. Guarantor hereby absolutely, irrevocably and unconditionally guarantees to APA the punctual and full payment when due, whether at the stated date or dates for such payment, by acceleration or otherwise, of all indebtedness, liabilities and obligations of Borrower to APA of every name and nature whatsoever, whether absolute or contingent, now existing or hereafter arising, secured or unsecured, created directly or acquired indirectly by assignment or otherwise and whether on open account, or evidenced by a promissory note, check, draft, continuing credit agreement, continuing agreement for letters of credit, continuing agreement for bankers' acceptances or any other instrument or document, and whether created as maker, debtor, surety, endorser, guarantor, pledgor, account party or otherwise, and including, without limitation, all principal, interest, premiums, fees, costs and expenses reimbursements, letter of credit reimbursement obligations, acceptance fees and commissions and all other obligations assumed under the documentation of such indebtedness, liabilities and obligations, all of which are referred to herein as the "Obligations."

2. Payment by Guarantor.  In the event of a default by any Borrower under any of the Obligations and/or the failure of a Borrower punctually to pay any of the Obligations when due, Guarantor hereby agrees to make such payment punctually when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise.  Each such payment shall be made at the address of APA set forth in Section 12(A), below (or at such other office as APA shall specify by written notice to Guarantor), in immediately available funds.

While this Guaranty is in effect, all property of Guarantor in the hands of APA is hereby and shall continue to be and stand pledged and impressed with a lien as collateral security for all Obligations.

3. Obligations of Guarantor Unconditional.  Guarantor hereby agrees that:

(A) Guarantor's liability hereunder is unconditional, irrespective of:

(1)           the legality, validity or enforceability of the Obligations;

(2)           the legality, validity or enforceability of any security interest, mortgage or pledge granted by Borrower as collateral for the Obligations, any guaranty, suretyship, letter of credit or reimbursement agreement issued by any person secondarily or otherwise liable for any of the Obligations, any security interest, mortgage, or pledge granted by any person secondarily or otherwise liable for any of the Obligations, any right of set-off against any account or credit on APA's books in favor of Borrower or any other person secondarily or otherwise liable for any of the Obligations, or any other device providing collateral security for payment of the Obligations, all of the hereinabove referenced devices being referred to herein as the "Collateral Security";

(3)           the absence of any action or effort by APA to either resort to, enforce or exhaust its remedies under or against the Obligations and/or the Collateral Security;

(4)           the waiver or consent by APA with respect to any provision in the documentation of the Obligations or the Collateral Security; and

(5)           the recovery of any judgment against Borrower or any action to enforce such judgment or any other circumstance which might, absent the unconditional nature of this Guaranty, constitute a legal or equitable discharge or defense of a Guarantor.

(B) APA may at any time, or from time to time, in APA's sole discretion:

(1)           change, alter, renew, continue, extend and/or accelerate the time of payment of, all or any of the Obligations, or any part or parts thereof or any renewal or renewals thereof;

(2)           replace any existing Obligation and the documentation therefor with an amended and restated Obligation and the documentation therefor;

(3)           sell, exchange, release, compromise and/or surrender all or any of the property which is the subject of the Collateral Security, or any part or parts thereof, with respect to which APA may now or hereafter have an interest (the "Collateral");

(4)           sell and/or purchase any or all of the Collateral at public or private sale, or at any broker's board, and after deducting all costs and expenses of every kind for collection, sale and/or delivery, apply the proceeds of any such sale or sales against any of the Obligations; and

(5)           settle or compromise any or all of the Obligations with Borrower, and/or any other person or persons liable thereon, and/or subordinate the payment of same or any part thereof to the payment of any other debts or claims which may at any time be due or owing to APA and/or other person, all in such manner and upon such terms as APA may see fit and without notice to or the consent from Guarantor, who hereby agrees to be and remain bound upon this Guaranty, irrespective of the effect upon the existence or status of the Obligations or the Collateral Security and notwithstanding any such change, alteration, renewal, continuance, extension, acceleration, sale, exchange, release, compromise, surrender, application, settlement, subordination or other action hereinabove mentioned.

(C) The liability of Guarantor will not be discharged except by complete and final performance of the Obligations.

(D) The liability of Guarantor under this Guaranty shall be reinstated with respect to any amount paid to APA by Borrower or any other guarantor of the Obligations which is hereafter required to be returned to Borrower or such other guarantor or any trustee, receiver or other representative of or for Borrower or such other guarantor, upon or by reason of the bankruptcy, insolvency, reorganization, or dissolution of Borrower or such other guarantor, or for any other reason, all as though such amount had never been paid to APA.

(E) This is a guaranty of payment and not merely of collection.

4. No Subrogation.  No payment by Guarantor pursuant to any provision of this Guaranty or other satisfaction of Guarantor's liabilities hereunder shall entitle Guarantor, by subrogation to the rights of APA or otherwise, to any payment from Borrower, from the proceeds of the property of Borrower or from any Collateral Security.

5. Waivers.  Guarantor hereby expressly waives:

(A)          notice of the acceptance of this Guaranty;

(B)           notice of extensions of credit by APA to Borrower and of any change in the rate at which any of the Obligations are accruing interest;

(C)           diligence, presentment and demand for payment of any of the Obligations;

(D)           protest, notice of protest, notice of dishonor and notice of nonpayment or default to Guarantor or to any other person with respect to the Obligations;

(E)           filings of claims or proofs of claim with a court in the event of any bankruptcy or insolvency proceedings as to which Borrower or any person secondarily or otherwise liable for any of the Obligations is subject;

(F)           any right to require a proceeding first against Borrower or any other person;

(G)           any demand for payment under this Guaranty;

(H)           any defenses available to a surety under law; and

(I)             all other legally waivable notices to which Guarantor might otherwise be entitled.

6. Insolvency of Borrower.  If a Borrower becomes subject of an order for relief under the Federal Bankruptcy Code, as now or hereafter in effect, or any proceeding is commenced by or against Borrower under any insolvency or other debtor relief laws, as now or hereafter in effect, or for the appointment of a receiver for Borrower or any of its property, or if Borrower shall make an assignment for the benefit of creditors or shall discontinue business or become unable to pay or admit in writing its inability to pay its debts as they come due, all Obligations of Borrower shall, for the purpose of this Guaranty, become immediately due and payable.

7. Covenants and Financial Condition. Guarantor covenants and agrees with APA that during such time as this Guaranty is in effect, there will be no material adverse change in Guarantor's financial status, Guarantor will perform and comply with all of its duties, responsibilities and obligations articulated in the terms, provisions and agreements contained in this Guaranty, and Guarantor will not sell, mortgage, pledge or otherwise convey or transfer any substantial or material portion of its real or personal property without having first obtained APA's written consent therefor.  In the event of any breach of said covenants and agreements, each of the Obligations, regardless of its terms, shall, at APA's election, be deemed for the purposes of this Guaranty to have matured, and at APA's election, Guarantor shall promptly pay to APA all of said outstanding Obligations and Lender may take any action it deems necessary or advisable to enforce this Guaranty.

8. Subordination. Assignment and Transfer.  Guarantor further agrees with APA:

(A)           that all of the present and future indebtedness of Borrower to Guarantor shall be and hereby is subordinated to, assigned and transferred to APA and pledged and made security for the payment of all Obligations;

(B)           that Guarantor contemporaneously herewith and from time to time hereafter shall on request execute such further endorsements, assignments or other proper transfers as APA may request further to evidence the assignment hereby agreed to and made; and

(C)           that Guarantor hereby appoints APA and each of its executive officers as Guarantor's attorney in its or their name to demand and enforce payment of said indebtedness, to prove all claims, receive all dividends and take all other action on said indebtedness in any liquidation or any proceedings whatsoever affecting Borrower or its property under any bankruptcy or other laws now or hereafter in effect for the relief of debtors and in general to do any act or take any action in regard to said indebtedness which Guarantor might otherwise do.

9. Termination of Guaranty.  This Guaranty is a continuing Guaranty and shall remain in full force and effect irrespective of any interruptions in the business relations of Borrower with APA; provided, however, that Guarantor may, by notice in writing actually received and acknowledged by an executive officer of APA, terminate this Guaranty with respect to all new Obligations incurred or contracted by Borrower or acquired by APA at noon on the sixtieth day after the date on which such notice is so received and acknowledged, but this Guaranty shall remain in full force and effect as to all Obligations existing at the sixtieth day after receipt and acknowledgment of such notice and as to all renewals and extensions thereof until the full payment and satisfaction thereof and the expiration of any and all applicable preference periods during which the payments credited to the satisfaction of the Obligations may be required to be returned to the payor thereof or such person's trustee, receiver or other representative.

10. Representations and Warranties.  See Exhibit A, if any, attached hereto for a list of Representations and Warranties.   None.

11. Covenants.  See Exhibit B, if any, attached hereto for a list of additional Covenants.  None.

12. Miscellaneous.

(A)           Notices.  All notices, requests, demands or other communication (including telecommunications) or upon APA or Guarantor shall be in writing and shall be deemed to have been duly given or made: (1) if to Lender, when actually received by an executive officer of APA at APACN, 5840 Nathan Lane, Suite 120, Plymouth, MN 55442, or at such other address as APA may hereafter specify to Guarantor in writing; or (2) if to Guarantor, the earlier of Grantor's receipt thereof or three business days after being deposited in the United States mail, postage prepaid and addressed to Guarantor at the address appearing on the books and records of Lender as that of Guarantor.

(B)           Expenses.  Guarantor agrees that, with or without notice to or demand upon Borrower or Guarantor, Guarantor will pay or reimburse APA (to the extent reimbursement has not already been made by Borrower) for all expenses, including reasonable fees and expenses of its legal counsel, incurred by APA in connection with any of the Obligations or the collection thereof and the enforcement of any provisions of this Guaranty.

(C)           Continuing Guaranty.  This Guaranty shall be and remain binding upon Guarantor and its heirs, executors, administrators, legal representatives, successors and assigns until termination in conformity with the paragraph hereof designed "Termination of Guaranty."  In the event of the death of any individual person designed as a Guarantor hereunder, an amount equal to the outstanding Obligations guaranteed hereby shall become immediately due and payable by the estate or personal representative of the decedent Guarantor's interest, irrespective of whether the underlying Obligations shall otherwise be due and payable.

(D)   Assignments.  APA may assign its rights and powers under this Guaranty with all or any of the Obligations, the payment thereof is hereby guaranteed, and, in the event of such assignment, the assignee of such rights and powers, to the extent of such assignment, shall have the same rights and remedies as if originally named herein in the place of its assignor.

(E)    Waiver of Rights.  No delay on the part of APA in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights; no notice of or demand on Guarantor shall be deemed to be a waiver of the obligation of Guarantor or of the right of APA to take other or further action without notice or demand as provided herein.  In any event, no modification or waiver of the provisions hereof shall be effective unless in writing nor shall any waiver be applicable except with respect to the specific person to whom and in the specific instance or matter for which given.

(F)    Cumulative Remedies.  The Obligations of Guarantor hereunder are in addition to and not in substitution for any other obligations or security interests now or hereafter held by APA and shall not operate as a merger of any contract or debt or suspend the fulfillment of, or affect the rights, remedies or powers of APA in respect of, any obligation or other security interest held by it for the fulfillment thereof.  The rights and remedies provided herein and in any other instrument are cumulative and not exclusive of any other rights or remedies provided by law.

(G)    Governing Law; Jurisdiction; Venue; Service of Process.  This Guaranty is and shall be deemed to be a contract entered into and made pursuant to the laws of the State of Minnesota, USA, and shall in all respects be governed, construed, applied and enforced in accordance with the laws of said State, without reference to conflict of laws principles.  If APA brings any action hereunder in any court of Minnesota or of the United States located in Minnesota, Guarantor consents to and acknowledges personal jurisdiction over Guarantor by such court or courts, waives any objection to the placement of venue in such courts and agrees that service of process may be made upon Guarantor by mailing a copy of the summons to Guarantor in the manner set forth in the subparagraph hereof designed "Notices."

(H)   Severability.  If any part of this Guaranty is contrary to, prohibited by or deemed invalid under the applicable law or regulations of any jurisdiction, such provision shall, as to such jurisdiction, be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given full force and effect so far as possible, and any such prohibition or invalidity in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(I)     References to Lender.  Each reference herein to APA shall be deemed to include its successors and assigns.

(J)    References to Guarantor.  The term "Guarantor" as used herein shall, if this instrument is signed by more than one party, mean the "Guarantor and each of them" and each and every undertaking shall be their joint and several undertaking; provided, however, that in the subparagraph hereof designed "Waiver of Rights" the term "Guarantor" shall mean the "Guarantor or any of them."  If any party hereto shall be a partnership or limited liability company, the agreements and obligations on the part of such party herein contained shall remain in force and applicable notwithstanding any changes in the individuals composing the partnership or limited liability company, and the terms "Guarantor" and "Borrower" shall include any altered or successive partnerships or limited liability companies, but predecessor partnerships or limited liability companies and their partners or members shall not thereby be released from any obligation or liability.  Each reference to Guarantor and any pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter, singular, or plural as the context may require and shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of Guarantor, all of whom shall be bound by the provisions hereof.

(K)    Complete Agreement; No Reliance by Guarantor.  This Guaranty, together with any security instruments securing this Guaranty, constitutes the entire agreement between Guarantor and APA relating to the subject matter hereof and supersedes all prior proposals, negotiations, agreements and understandings relating to such subject matter.  In entering into this Guaranty, Guarantor acknowledges that it is relying on no statement, representation, warranty, covenant or agreement of any kind made by APA or any employees or agents of APA, except as set forth herein.

(L)    Waiver of Claims, Defenses and Damages.  Guarantor absolutely, irrevocably and unconditionally waives any and all right to assert any defense, set-off, counterclaim or cross-claim of any nature with respect to this Guaranty, any agreement or instrument securing this Guaranty, any obligations of any other person or party (including Borrower) relating hereto, in any action, suit or proceeding APA may bring to collect any of the Obligations or to enforce any of Guarantor's obligations hereunder.  In any litigation involving APA and any Guarantor, the Guarantor waives any right it may have to recover any special, exemplary, punitive or consequential damages or any damages other than actual damages.

(M)           Waiver of Right to Trial by Jury.  Guarantor absolutely, irrevocably and unconditionally waives any right to trail by jury in any action, suit, counterclaim or cross-claim arising in connection with, out of. or otherwise relating to this Guaranty, any agreement or instrument securing this Guaranty, any collateral security or any transaction arising therefrom or related thereto.

IN WITNESS WHEREOF Guarantor has executed and delivered this Guaranty as of the 28th  day of June 2007.

Witness:

/s/ Roben D. Hunter			/s/ Anil K. Jain
Anil K. Jain

ACCEPTED BY APA ENTERPRISES, INC.

By	/s/ Ronald G. Roth
	Its	Chairman

Dated:	6/28/07